UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2007

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2007, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2007-2 Home Equity Pass-Through Certificates, Series 2007-2)

Home Equity Mortgage Trust 2007-2
(Exact name of issuing entity as specified in its charter)
Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)
DLJ Mortgage Capital, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-135481-19	13-3320910
(State or Other Jurisdication of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is: (212) 538-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02.  Change of Servicer or Trustee

    As described in the depositor’s Prospectus Supplement, dated April 27, 2007, relating to Home Equity Mortgage Trust 2007-2 Home Equity Pass-Through Certificates, Series 2007-2, on May 1, 2007, the servicing with respect to approximately 1.12% of the Mortgage Loans (by principal balance as of the Cut-off Date) transferred to Select Portfolio Servicing, Inc.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:	/s/ Kevin Steele
Name:	Kevin Steele
Title:	Vice President

Dated: May 4, 2007